SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

CAMDEN NATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

01-28190	01-0413282
(Commission file number)	(IRS employer identification no.)

Two Elm Street, Camden, Maine    04843

(Address of principal executive offices)    (Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Item 12 –

Camden National Corporation releases a press release announcing net income for the second quarter of 2003.

(c)    Exhibits.

99.1    Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

Date: July 29, 2003	By:	/s/ Gregory A. Dufour
Gregory A. Dufour Senior Vice President – Finance, Operations & Technology and Principal Financial Officer

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